UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 12, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

To the extent the information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) relates to a completed fiscal period, such information is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On January 12, 2023, the Founder and Chief Executive Officer, Ali Parsa, and Chief Financial Officer, David Humphreys, of Babylon Holdings Limited ("Babylon") will present at the 41st Annual J.P. Morgan Healthcare Conference, during a live presentation at 10:30 a.m. Pacific Time. A copy of the presentation slides, which will be discussed at the conference, is attached as Exhibit 99.1 to this Form 8-K.

In addition, on January 12, 2023, Babylon issued a press release providing updates to its previous guidance concerning 2022 full year revenue and 2022 Adjusted EBITDA under International Financial Reporting Standards (IFRS), and additional updates. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference herein. These updates will be discussed during Babylon's presentation at the conference.

The live audio webcast of the presentation will be available on the “Events” page of the Investors section of Babylon’s website. The replay will remain available for 30 days following the event.

The press release, presentation, and the other information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99.1	J.P. Morgan Healthcare Conference Presentation Slides, dated January 12, 2023
99.2	Press Release, dated January 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer